THE GOLDFIELD CORPORATION Setting the pace for our national energy infrastructure system NYSE MKT: GV Investor Presentation March 2017

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995 throughout this document. You can identify these statements by forward-looking words such as “may,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” and “continue” or similar words. We have based these statements on our current expectations about future events. Although we believe that our expectations reflected in or suggested by our forward-looking statements are reasonable, we cannot assure you that these expectations will be achieved. Our actual results may differ materially from what we currently expect. Factors that may affect the results of our operations include, among others: the level of construction activities by public utilities; the concentration of revenue from a limited number of utility customers; the loss of one or more significant customers; the timing and duration of construction projects for which we are engaged; our ability to estimate accurately with respect to fixed price construction contracts; and heightened competition in the electrical construction field, including intensification of price competition. Other factors that may affect the results of our operations include, among others: adverse weather; natural disasters; effects of climate changes; changes in generally accepted accounting principles; ability to obtain necessary permits from regulatory agencies; our ability to maintain or increase historical revenue and profit margins; general economic conditions, both nationally and in our region; adverse legislation or regulations; availability of skilled construction labor and materials and material increases in labor and material costs; and our ability to obtain additional and/or renew financing. Other important factors which could cause our actual results to differ materially from the forward-looking statements in this presentation are detailed in the Company’s Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operation sections of our Annual Report on Form 10-K and Goldfield’s other filings with the Securities and Exchange Commission, which are available on Goldfield’s website: http://www.goldfieldcorp.com. We may not update these forward-looking statements, even in the event that our situation changes in the future, except as required by law. Investor Contact: Kristine Walczak, Dresner Corporate Services, 312.780.7205, kwalczak@dresnerco.com NYSE MKT: GV 2

Goldfield (NYSE MKT: GV) Constructs and maintains energy infrastructure systems for the power utility industry, supporting the delivery of energy including: NYSE MKT: GV 3 • transmission lines • distribution systems • substations • drilled pier foundations • barehanded and hot work

Why Goldfield? • A Leader In Electrical Grid Infrastructure • Large modern fleet of equipment with dedicated service and maintenance in each location to maximize efficiency and minimize downtime • Strong Geographic Footprint • Southeast and mid-Atlantic regions of the United States and Texas • Favorable Industry Dynamics Support Growth • EEI projects U.S. transmission investments of $22 billion in 2017 and $21 billion in 2018* • Record Financial Performance • Strong margins and growing revenues • Strong balance sheet to support growing capital demand 4NYSE MKT: GV *Source: EEI Actual and Planned Transmission Investments By Investor‐Owned Utilities (2009‐2018) Oct. 2015

$0.03 $0.47 $0.18 $0.00 $0.19 $0.52 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 2011 2012 2013* 2014* 2015 2016 $32.8 $81.6 $89.2 $98.4 $120.6 $130.4 $0 $40 $80 $120 $160 2011 2012 2013 2014 2015 2016 Strong Long-Term Financial Performance 5NYSE MKT: GV M ill io ns Consolidated Revenue EPS from Continuing Operations *2014 and 2013 operations adversely affected primarily by severe weather conditions and unexpected issues in Texas - - - 5-Year CAGR of 32% - - - 5-Year CAGR of 77%

Strong Long-Term Financial Performance 6NYSE MKT: GV M ill io ns Net Income (Loss) EBITDA† † Appendix contains reconciliations from the non‐GAAP measures to the GAAP measures *2014 and 2013 operations adversely affected primarily by severe weather conditions and unexpected issues in Texas - - - 5-Year CAGR of 72% - - - 5-Year CAGR of 48% $3.9 $20.7 $12.2 $6.8 $14.9 $27.6 $0 $5 $10 $15 $20 $25 $30 2011 2012 2013* 2014* 2015 2016 $6.5 $23.5 $17.1 $10.8 $19.9 $32.2 $0 $10 $20 $30 $40 2011 2012 2013* 2014* 2015 2016 Margin M ill io ns Electrical Construction Margin† - - - 5-Year CAGR of 38% - - - 5-Year CAGR of 38% M ill io ns $0.9 $12.0 $3.8 -$0.3 $4.5 $13.0 -$5 $0 $5 $10 $15 2011 2012 2013* 2014* 2015 2016 M ill io ns $6.8 $23.9 $17.2 $11.4 $20.1 $33.6 $0 $10 $20 $30 $40 2011 2012 2013* 2014* 2015 2016

Strong Shareholder Return Metrics 7NYSE MKT: GV 12.7% 12.8% 16.8% 0% 5% 10% 15% 20% 2014 2015 2016 13.5% 14.9% 19.1% 0% 5% 10% 15% 20% 25% 2014 2015 2016 5-Year ROIC (for each year) 5-Year ROE (for each year) 6.1% 6.4% 8.5% 0% 2% 4% 6% 8% 10% 2014 2015 2016 5-Year ROA (for each year) $15.3 $27.3 $31.1 $30.8 $35.3 $48.3 $0 $20 $40 $60 2011 2012 2013 2014 2015 2016 $0.60 $1.07 $1.22 $1.21 $1.39 $1.90 $0 $1 $2 2011 2012 2013 2014 2015 2016 Shareholder’s Equity Book Value M ill io ns - - - 5-Year CAGR of 26% - - - 5-Year CAGR of 26%

Peer Group 8NYSE MKT: GV Market Cap $664M MYR Group Inc. through its subsidiaries, provides specialty electrical construction services. The Company performs construction services in two segments: Transmission and Distribution and Commercial and Industrial. Market Cap $3,71M EMCOR Group, Inc. is an electrical and mechanical construction and facilities services firm, specializing in providing construction services relating to electrical and mechanical systems in all types of non- residential and certain residential facilities. Market Cap $3,23M MasTec, Inc. is an infrastructure construction company with five operating segments: Communications, Oil and Gas, Electrical Transmission, Power Generation and Industrial, and Other. It offers its service offerings in markets, including wireless services and electrical transmission. Market Cap $5,67M Quanta Services, Inc. is a provider of specialty contracting services, offering infrastructure solutions primarily to the electric power and oil and gas industries in the United States, Canada and Australia and selected other international markets. Market Cap $159.8M Willbros Group, Inc. is a specialty energy infrastructure contractor serving the oil, gas, refining, petrochemical and power industries. The Company's offerings include construction, maintenance and facilities development services. The Company operates through three segments: Oil & Gas, Utility T&D and Canada. All market cap as of 3/14/17 and from Capital IQ

Goldfield, through its operating subsidiary, Power Corporation of America, serves investor owned and municipal utilities as well as government agencies. Because it operates in both union and non-union environments, Goldfield can meet its customers’ demands while delivering safe, high-quality construction projects. A Premier Electrical Infrastructure Company Serving the electrical industry since 1983, Southeast Power Corporation constructs transmission and distribution power lines, substations, foundations and installs fiber optic systems. Established in 1989, C and C Power Line, Inc. is a union-based, full service electrical contractor, performing transmission, distribution and substation work. 9NYSE MKT: GV

Comprehensive Service Offering 10 Distribution Telecom/Fiber Storm Restoration Transmission Foundations Substations NYSE MKT: GV

Southeast Power formed, solidifying market position in Southeastern U.S. Goldfield History Goldfield incorporated Acquired Frontier Airlines and took control of General Host Dubbed by Time as one of the fastest growing conglomerates Acquired Mamba Engineering which entered Goldfield into electrical infrastructure Expanded Southeast Power into the Carolinas Expanded Southeast Power into Texas Acquired C and C Power Line, establishing union-based operations in Florida 11NYSE MKT: GV GV joins stock exchange making it the oldest listed company

Office Locations Melbourne, FL Port Orange, FL Titusville, FL Spartanburg, SC Bastrop, TX Jacksonville, FL Strong Geographic Reach • Large, modern fleet of equipment reduces downtime and improves safety, worker efficiency and competitive edge to execute projects of all sizes and complexity • Dedicated service and maintenance in each location maximize efficiency and minimize downtime • Capital purchases are centrally managed utilizing cash, bank financing, master lease arrangements and RPOs 12NYSE MKT: GV

Project Milestones 13NYSE MKT: GV • Prime electrical contractor for construction of Walt Disney World’s Magic Kingdom and Epcot Center 1970 -1980 • Electrical contractor for NASA in building of shuttle runway lighting and various electrical construction projects for NASA rocket launch pads 1974 • Constructed first 500kV power line for Florida Power & Light 1974 • Storm restoration for hurricane Andrew, one of the most devastating in U.S. history 1992 • Constructed 110 mile Bakersfield to Big Hill 345kV Transmission Line in Texas as part of Competitive Renewable Energy Zone (CREZ) Project 2012 • Environmentally sensitive and highly regulated projects including replacement of transmission lines in Matlacha Pass National Wildlife Refuge 2016

High Quality Customer Base We commit only to the work we can properly supervise, equip and complete to our customer’s satisfaction and timetable 14NYSE MKT: GV

Favorable Industry Dynamics • Recent presidential executive order to prioritize and jumpstart infrastructure projects around the country • Transmission investments are projected at $22 billion in 2017 and $21 billion in 2018 driven by need to ensure grid reliability, integration of renewable energy, and upgrade of aging infrastructure throughout the U.S.* • Competitive transmission solicitations spurred by FERC 1000 ruling • Growing need for additional transmission to deliver new generation of natural gas and renewable energy resources to load centers • Federal programs, including wind and solar projects, will increase infrastructure spending 15NYSE MKT: GV *Source: EEI Actual and Planned Transmission Investments By Investor‐Owned Utilities (2009‐2018) Oct. 2015

Favorable Regional Dynamics 16NYSE MKT: GV Duke Energy • Constructing two 280-megawatt combined-cycled natural gas units in Asheville, NC to replace one 376-megawatt coal plant to be retired in 2020 • Building a 1,640 megawatt combined-cycle natural gas plant in FL to replace two 1960s-era coal plants Florida Power & Light • Strategically phasing out older, less efficient oil and coal-fired plants and replacing with advanced, fuel-efficient energy centers • Investing to increase use of zero- emissions solar power with plans to install significantly more solar panels every year through at least 2020

$12.2 $76.4 $74.5 $275.0 $202.9 $190.0 $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 2015* 2016* 146 133 172 195 258 292 0 50 100 150 200 250 300 350 2011 2012 2013 2014 2015 2016 Proven Performance 17NYSE MKT: GV M ill io ns Projects Awarded Backlog - - - 5-Year CAGR of 15% - - - 5-Year CAGR of 73% *The decline in backlog in 2015 and 2016 resulted primarily from completion of work under existing master service agreements (“MSA”) awarded in 2014 and not yet eligible for renewal. The size and amount of future projects awarded under MSAs cannot be determined with certainty and revenue from such contracts may vary substantially from current estimates. Backlog is only estimated at a particular point in time and is not determinative of total revenue in any particular period. It does not reflect future revenue from a significant number of short‐term projects undertaken and completed between the estimated dates. The Company’s electrical construction revenue in 2016 exceeded its 12‐month backlog as of December 31, 2015 by 48.5%.

Long-Term Value Creation 18NYSE MKT: GV Grow in existing markets and expand into adjacent geographic markets which are aligned with capabilities Leverage long-term customer relationships to support customers’ growth and expansion Organic Growth Evaluate targeted, niche companies typically under the radar of industry acquirers Opportunities that will achieve long- term objectives and leverage core capabilities Strategic Acquisitions

Dedication to Safety • Member of the Electrical Transmission & Distribution Partnership – a formal collaboration of industry stakeholders including premier electrical contractors, OSHA, EEI, IBEW and NECA working together to improve safety for workers • Proactive approach to safety with Zero Incident accident prevention policy 19NYSE MKT: GV • World-class safety training making the work environment safer • Executive level management and oversight of full-time safety personnel • Ongoing safety training for all employees • Accredited apprenticeship programs for advancement of Groundman to Lineman

Appendix NYSE MKT: GV 20

Appendix NYSE MKT: GV 21 Definitions Consolidated Revenue 5-Year CAGR - Compound annual growth rate of consolidated revenue for the previous five years of the calculated period EPS from Continuing Operations 5-Year CAGR - Compound annual growth rate of earnings per share for the previous five years of the calculated period EBITDA 5-Year CAGR - Compound annual growth rate of net income (loss) plus: interest expense, provision (benefit) for income taxes and depreciation and amortization for the previous five years of the calculated period Electrical Construction Margin 5-Year CAGR - Compound annual growth rate of electrical construction margin for the previous five years of the calculated period 5-Year ROIC - Summation of five years NOPAT less adjusted taxes divided by the sum of five years of the same period’s invested capital 5-Year ROE - Summation of previous five years net income divided by the summation of total shareholder equity of the same five-year period 5-Year ROA - Summation of previous five years net income divided by the summation total assets for the same five-year period Book Value Per Share - Total shareholders equity divided by the total number of shares outstanding ROIC - NOPAT (Net operating profit "NOPAT" less adjusted taxes) divided by invested capital NOPAT - Net income plus loss from discontinued operations net of tax minus gain on discontinued operations net of tax plus after tax other expense minus after tax other income Average Invested Capital - Fixed assets plus intangibles plus current assets minus current liabilities minus cash (Average is calculated based on a 2 point average of current periods ending balance of invested capital and the same period in the prior year)

Appendix NYSE MKT: GV 22 EBITDA Reconciliation 2016 2015 2014 2013 2012 2011 Net income (GAAP as reported) $12,999,749 $4,493,142 ($319,061) $3,783,303 $11,961,229 $873,724 Interest expense, net of amount capitalized 591,176 667,596 681,101 594,632 348,372 168,165 Provision for income taxes, net 7,743,691 3,177,446 385,706 2,808,386 4,783,340 73,608 Depreciation and amortization 6,312,164 6,559,241 6,064,636 4,967,311 3,570,122 2,808,150 EBITDA $27,646,780 $14,897,425 $6,812,382 $12,153,632 $20,663,063 $3,923,647 Total Margin Reconciliation 2016 2015 2014 2013 2012 2011 Consolidated Margin (GAAP as reported) $33,614,531 $20,058,977 $11,436,629 $17,161,018 $23,885,489 $6,836,634 Other Operations Margin (1,409,215) (169,205) (677,951) (86,659) (410,848) (370,063) Electrical Construction Margin $32,205,316 $19,889,772 $10,758,678 $17,074,359 $23,474,641 $6,466,571